1 Dutch Gold Resource, Inc. Press Conference May 17, 2012 DGRI: OTCQB

Certain of the statements made in this Presentation may contain forward - looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 . These forward - looking statements or information include, but are not limited to statements or information with respect to financial disclosure, estimates of future production, the future price of gold, estimations of mineral reserves and resources, estimates of anticipated costs and expenditures, development and production timelines and goals and strategies . We have made numerous assumptions about the forward - looking statements and information contained herein, including among other things, assumptions about the price of gold, anticipated costs and expenditures and our ability to achieve our goals . Even though our management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that the forward - looking statement or information will prove to be accurate . Forward - looking statements and forward - looking information by their nature are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements or information . Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward - looking statements or information . Such risks, uncertainties and other factors include, among others, the following : gold price volatility ; discrepancies between actual and estimated production, mineral reserves and resources and metallurgical recoveries ; mining operational and development risk ; regulatory restrictions, including environmental regulatory restrictions and liability ; risks of sovereign investment ; currency fluctuations ; speculative nature of gold exploration ; global economic climate ; dilution ; share price volatility ; competition ; loss of key employees ; additional funding requirements ; and defective title to mineral claims or property, as well as those factors discussed in the section entitled "Risk Factors" in the Company's Annual Information Form 10 K and subsequent quarterly reports . Should one or more of these risks, uncertainties or other factors materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward - looking statements and information . Although we have attempted to identify factors that would cause actual actions, events or results to differ materially from those described in forward - looking statements and information, there may be other factors that cause actual results, performances, achievements or events to not be as anticipated, estimated or intended . Also many of the factors are beyond our control . There can be no assurance that forward - looking statements or information will prove to be accurate, as actual results and future events could differ materially from those anticipate in such statements . Accordingly you should not place undue reliance on forward - looking statements or information . Except as required by law, we do not expect to update forward - looking statements and information continually as conditions change and you are referred to the full discussion of the Company's business contained in the Company's reports filed with the securities regulatory authorities in the United States . 2

CAUTIONARY NOTE TO U.S. INVESTORS

All forward-looking statements and information contained in this presentation are qualified by this cautionary statement.

Cautionary Note to U.S. Investors: Mineral Reserves and Mineral Resources - The terms "mineral reserve", "proven mineral reserve" and "probable mineral reserve" referred to in the Company's disclosure are Canadian mining terms as defined in accordance with National Instrument 43-101 - Standards of Disclosure for Mineral Projects under the guidelines set out in the Canadian Institute of Mining, Metallurgy and Petroleum (the "CIM") Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council on August 20, 2000 as may be amended from time to time by the CIM.

These definitions differ from the definitions in the United States Securities & Exchange Commission ("SEC") Guide 7. Under SEC Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historic average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. The terms "mineral resource", "measured mineral resource", "indicated mineral resource", "inferred mineral resource" used in the Company's disclosure are Canadian mining terms as defined in accordance with National Instrument 43-101 - Standards of Disclosure for Mineral Projects under the guidelines set out in the CIM Standards. Mineral resources which are not mineral reserves do not have demonstrated economic viability. While the terms "mineral resource", "measured mineral resource," "indicated mineral resource", and "inferred mineral resource" are recognized and required by Canadian regulations, they are not defined terms under standards in the United States and normally are not permitted to be used in reports and registration statements filed with the SEC.

As such, information contained in the Company's disclosure concerning descriptions of mineralization and resources under Canadian standards may not be comparable to similar information made public by U.S companies in SEC filings. With respect to "indicated mineral resource" and "inferred mineral resource" there is a great amount of uncertainty as to their existence and a great uncertainty as to their economic and legal feasibility. It can not be assumed that all or any part of an "indicated mineral resource" or "inferred mineral resource" will ever be upgraded to a higher category. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves.

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Joint Venture in Nicaragua • Joint venture to bring geological and technical resources to existing producing artisanal mining cooperative – 30% of world gold production comes from artisanal miners – Mercury amalgamation is most prevalent recovery process – Health hazard and environmental disaster • Company will partner with RadarNica SA to bring technology and expertise to existing producing artisanal miners 4

Why Nicaragua? • Stable government • Underexplored and developed • Mining friendly regulatory environment • Successful Canadian companies already making substantial investments – B2 Gold – Caza Gold • Ring of Fire gold formations • Substantial need to mitigate future environmental risks, and remediate existing environmental hazards 5

The Opportunity • Artisanal Miners – Rudimentary methods of ore production – Inefficient process to separate gold from ore – No access to contemporary geological advice • Environmental issues – Health risks – Mercury seepage into aquifers 6

The Plan – Bring geological advice to the artisanal miners – Provide enhanced recovery techniques such as gravity and flotation – Provide a fair payment plan and method – Deploy onsite lab for proper analysis and assay – Once we have proof of concept, expand to other cooperatives 7

Objectives of JV • Complete geological survey of target areas • Install recovery equipment • Generate initial cash flow • Expand operations as opportunities develop – 20 other cooperatives – Dozens of potential remediation projects 8

Growth Potential • Other Cooperatives – Approximately 4 • Increasing production from initial Cooperatives – Equipment – Better geological advice – Sampling and ore control • Tailings Dumps – Mercury Inefficient – Up to half of PM may be left 9

Cash Flow Projections • Potential Cash Flow from first Cooperative from JV – Year 1: $ 5,000,000 – Year 2: $ 10,000,000 – Based on 100 tons per day and 700 Oz. / gold per month. – Building cash flow a result of multiple projects and enhanced recovery. • Potential Cash Flow from Remediation Projects – Year 1: $ 6,000,000 – Year 2: $ 10,000,000 – Building cash flow a result of multiple projects and enhanced recovery. 10

Potential Acquisition Pipeline • Nicaragua 2 – Former producer – Resource estimate, unconfirmed 900K oz. – Possible mill relocation site • Nicaragua 3 – Producer in the 90 ’ s – Some regulatory hurdles – Very good grade ores • Multiple additional large opportunities 11

JV Value Drivers • Technology • Deploy industry standards for ore development and recovery, both equipment and processes • Equipment repositioning – Merlin Mill • Launch remediation efforts with government support 12

Corporate Stewardship • Community Development • Education • Healthcare • Environment 13

Capitalization • DGRI has firm funding commitments to execute the initial Nicaragua JV • JV has the potential to be cash flow generative in Q3, providing funds for corporate SG&A and JV expansion • DGRI had cash and funding commitment at the stage of closing to execute its Basin Gulch work plan for the quarter – Bulk Sampling and Fire Assays, Data Modeling – Project financing is available for Basin Gulch Q3/4 14

Value Creation Process Acquire Project Drill for resource definition Geological Reports JV Permits / License Development Production 15 Measuring Value In Situ Report Cluster Projects Cash Flow Leverage capital costs How do we create and measure value….

Summary • DGRI is entering Nicaragua with project that has potential to be cash flow generative in Q3 2012, with significant growth opportunities, both organically and through acquisitions • DGRI has firm funding funding commitments for the Nicaragua JV an to advance Basin Gulch. 16

Go Forward Communication Plan Next conference call May 18, 2012 Q1 10Q filed by May 21, 2012

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